Exhibit 99.1
Prepared by:
Paul Kippley, Attorney at Law, ISBA #8317, 110 N. Marshall Street, Post Office Box 549, Rock Rapids, IA 41246, 712-472-2567
EXTENSION OF OPTION TO PURCHASE
This Agreement is between Thad D. Knoblock and Wendy S. Knoblock, husband and wife, Trent L. Knoblock and Heather M. Knoblock, husband and wife, Troy J. Knoblock and Donna M. Knoblock, husband and wife, Travis R. Knoblock and Kathy S. Knoblock, husband and wife, hereafter referred to as First Parties and Victory Renewable Fuels, LLC, hereafter referred to as Second Party
WHEREAS, the Parties entered into an Option to Purchase on the following described real estate:
That part of the Southwest Quarter (SW 1/4) of Section Twenty (20), lying West of the Great Northern Railroad Right-of-Way in Township Ninety-Nine (99) North, Range Forty-Six (46), West of the 5th P.M., Lyon County, Iowa.
and;
WHEREAS, the Parties desire to extend said Option to Purchase.
IT IS AGREED as follows:
1.	The Option shall be extended until January 1, 2008 unless extended in writing by the parties.

2.	All other terms shall remain the same.

3.	The Parties agree to execute a Memorandum of this Agreement to be recorded.
Dated this 15th day of June 2007.

/s/ Thadd D. Knoblock	/s/ Wendy S. Knoblock

Thadd D. Knoblock	Wendy S. Knoblock

/s/ Trent L. Knoblock	/s/ Heather M. Knoblock

Trent L. Knoblock	Heather M. Knoblock

/s/ Troy J. Knoblock	/s/ Donna M. Knoblock

Troy J. Knoblock	Donna M. Knoblock

/s/ Travis R. Knoblock	/s/ Kathy S. Knoblock

Travis R. Knoblock	Kathy S. Knoblock
FIRST PARTIES
VICTORY RENEWABLE FUELS LLC

BY:	/s/ Lance T. Boer

Its Sec.

BY:	/s/ Allen L. Blauwet

Its Pres.

SECOND PARTY
STATE OF IOWA, COUNTY OF LYON, ss:
On this 15th day of June, 2007, before me, the undersigned, a Notary Public in for said State, personally appeared Thadd D. Knoblock and Wendy S. Knoblock, husband and wife, to me known to be the identical person named in and who executed the foregoing instrument, and acknowledged that they executed the same as their voluntary act and deed.

[	(SEAL) DAVID LANTZ	]
[	Commission Number 717910	]	/s/ David Lantz

[	MY COMMISSION EXPIRES	]	NOTARY PUBLIC
[	Aug 12, 2008	]
STATE OF IOWA, COUNTY OF LYON, ss:
On this 15th day of June, 2007, before me, the undersigned, a Notary Public in for said State, personally appeared Trent L. Knoblock and Heather M. Knoblock, husband and wife, to me known to be the identical person named in and who executed the foregoing instrument, and acknowledged that they executed the same as their voluntary act and deed.

[	(SEAL) DAVID LANTZ	]
[	Commission Number 717910	]	/s/ David Lantz

[	MY COMMISSION EXPIRES	]	NOTARY PUBLIC
[	Aug 12, 2008	]

STATE OF IOWA, COUNTY OF LYON, ss:
On this 15th day of June, 2007, before me, the undersigned, a Notary Public in for said State, personally appeared Troy J. Knoblock and Donna M. Knoblock, husband and wife, to me known to be the identical person named in and who executed the foregoing instrument, and acknowledged that they executed the same as their voluntary act and deed.

[	(SEAL) DAVID LANTZ	]
[	Commission Number 717910	]	/s/ David Lantz

[	MY COMMISSION EXPIRES	]	NOTARY PUBLIC
[	Aug 12, 2008	]
STATE OF IOWA, COUNTY OF LYON, ss:
On this 15th day of June, 2007, before me, the undersigned, a Notary Public in for said State, personally appeared Travis R. Knoblock and Kathy S. Knoblock, husband and wife, to me known to be the identical person named in and who executed the foregoing instrument, and acknowledged that they executed the same as their voluntary act and deed.

[	(SEAL) DAVID LANTZ	]
[	Commission Number 717910	]	/s/ David Lantz

[	MY COMMISSION EXPIRES	]	NOTARY PUBLIC
[	Aug 12, 2008	]
STATE OF IOWA, COUNTY OF LYON, ss:
On this 25th day of June, 2007, before me, the undersigned, a Notary Public in and for said State, personally appeared Lance T. Boer and Allen L. Blauwet to me personally known, who being by me duly affirmed did say that the persons are Secretary and President of said limited liability company, that said instrument was signed on behalf of said limited liability company by authority of its Managers and the said Secretary and President acknowledged the execution of said instrument to be the voluntary act and deed of said limited liability company, by it voluntarily executed.

/s/ Merlin Meyer

NOTARY PUBLIC
[	(SEAL) MERLIN MEYER	]
[	Commission Number 713856	]
[	MY COMMISSION EXPIRES	]
[	NOVEMBER 30, 2007	]

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